Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of Morris Publishing Group, LLC and Morris Publishing Finance Co. (the “Registrants”) on Form 10-K/A for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), William S. Morris IV, Chief Executive Officer, and Steve K. Stone, Chief Financial Officer of both Registrants, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrants.

Date: June 2, 2006	BY:	/s/ WILLIAM S. MORRIS IV
William S. Morris IV Chief Executive Officer

Date: June 2, 2006	BY:	/s/ STEVE K. STONE
Steve K. Stone Chief Financial Officer